UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08966

Legg Mason Capital Management Growth Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2011

Investment Commentary and

Semi-Annual Repor t

Legg Mason
Capital Management

Growth Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Growth Trust, Inc.

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

Market outlook

In our last letter to shareholders, we maintained our belief, demonstrated by our portfolio bias, that large-cap quality stocks represent the best risk-reward opportunity in the U.S. stock market. Nothing since then has changed our mind.

Shareholders should always take special note when a portfolio manager reasserts an earlier viewpoint which has not yet been validated by the stock market. Valuation investors, yes we are a growth manager who applies a valuation methodology to identify misprices in growth companies, have long learned patience is required between the time one identifies a mispricing and the time it takes for the market to close the gap between price and valuation. But when days turn into weeks that turn into months that then turn into a year or more, it is natural for shareholders to wonder whether their portfolio manager has strong conviction, which can be admirable, or has become stubborn, which can become disappointing.

The distinction between conviction and stubbornness is rather straightforward. A person with conviction acts with a firm belief based upon a truth in the existence or value of something. Someone who is stubborn is often described as being unreasonable or unyielding even in the face of truth.

One way to protect oneself from becoming stubborn is to always be on the lookout for disconfirming evidence. Behavioral finance has taught us investing mistakes often occur when individuals constantly seek confirming evidence while simultaneously dismissing disconfirming evidence. As a rule, individuals prefer to embrace information that supports their belief than acknowledge contrary facts which may tell us we are wrong.

Admittedly, I have grown somewhat tired looking for disconfirming evidence (not that I will stop trying) that demonstrates large-cap stocks are overvalued relative to small-cap stocks. It seems a week does not go by that I don’t read yet another strategy report claiming small-cap stocks are at a record high relative to the valuation of large-cap stocks (for the latest see: “The relative forward p/e for small vs. large is at all-time high,” Bank of America/Merrill Lynch, May 6, 2011). Despite the deluge of research reports piled up on our desk, I asked our Research Group to keep digging.

Recently, we divided the Value Line Investment Survey of approximately 1,700 stocks into deciles from the largest (average market cap of $60 billion) to the smallest stocks (average market cap of $265 million). What did we discover?

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Growth Trust, Inc.	III

Over the next three to five years, Value Line expects the largest stocks in their universe to generate a 12.8% average annual return, outpacing every market cap segment of the market with the exception of the smallest micro-cap stocks, which had a slightly higher return potential but also included the highest risk rating.

We believe the current risk-reward opportunity for buying big-cap stocks is indeed a rare event and should not be lost on investors, as not only do big-cap stocks offer the highest potential investment return, but they also are able to do so with the lowest standard deviation. Further, the price volatility of big-cap stocks is now less when compared to the market’s overall price volatility.

We have nothing against changing one’s mind. In fact, we are constantly on guard against developing a stubborn viewpoint. However, facts will be the ultimate arbiter over how and when we make changes to our portfolio. At present, we believe the evidence favors investing a significant portion of our portfolio in the largest-capitalization stocks. When the facts change, so will our portfolio.

As always, we appreciate your continued support. If you have any questions, please do not hesitate to contact us.

Sincerely,

Robert G. Hagstrom, CFA

May 18, 2011

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The Investment Commentary is not a part of the Semi-Annual Report.

April 30, 2011

Semi-Annual

Repor t

Legg Mason

Capital Management

Growth Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Capital Management Growth Trust, Inc. for the six-month reporting period ended April 30, 2011.

Total returns for the Fund, excluding sales charges, for the six-month period ended April 30, 2011 are presented below, along with those of the Fund’s unmanaged benchmark and Lipper peer group:

Performance Snapshot as of April 30, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason Capital Management Growth Trust, Inc.:
Class A	13.93%
Class C	13.56%
Class R	13.82%
Class FI	13.97%
Class I	14.11%
S&P 500 Index[i]	16.36%
Lipper Large-Cap Growth Funds Category Average[1]	15.13%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 28, 2011, the gross total operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.20%, 1.93%, 1.73%, 1.24% and 0.85%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.40% for Class R shares, 1.15% for Class FI shares and 0.90% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 850 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report

Letter to our shareholders (cont’d)

The manager is permitted to recapture amounts previously forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

May 27, 2011

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Growth stocks as a group can be more volatile than value stocks and may be out of favor and underperform the overall equity market while the market concentrates on value stocks. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report	3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2011 and October 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

4	Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2010 and held for the six months ended April 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	13.93%	$1,000.00	$1,139.30	1.15%	$6.10	Class A	5.00%	$1,000.00	$1,019.09	1.15%	$5.76
Class C	13.56	1,000.00	1,135.60	1.90	10.06	Class C	5.00	1,000.00	1,015.37	1.90	9.49
Class R	13.82	1,000.00	1,138.20	1.40	7.42	Class R	5.00	1,000.00	1,017.85	1.40	7.00
Class FI	13.97	1,000.00	1,139.70	1.15	6.10	Class FI	5.00	1,000.00	1,019.09	1.15	5.76
Class I	14.11	1,000.00	1,141.10	0.89	4.72	Class I	5.00	1,000.00	1,020.38	0.89	4.46

[1]	For the six months ended April 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

April 30, 2011

Legg Mason Capital Management Growth Trust, Inc.

Security	Shares	Value
Common Stocks — 99.5%
Consumer Discretionary — 8.1%
Internet & Catalog Retail — 2.8%
Amazon.com Inc.	37,100	$7,290,150	*
Specialty Retail — 3.4%
Lowe’s Cos. Inc.	327,200	8,589,000
Textiles, Apparel & Luxury Goods — 1.9%
NIKE Inc., Class B Shares	58,600	4,823,952
Total Consumer Discretionary		20,703,102
Consumer Staples — 9.3%
Beverages — 6.2%
Diageo PLC, ADR	97,700	7,949,849
PepsiCo Inc.	115,200	7,936,128
Total Beverages		15,885,977
Household Products — 3.1%
Procter & Gamble Co.	122,100	7,924,290
Total Consumer Staples		23,810,267
Energy — 9.0%
Energy Equipment & Services — 5.4%
Halliburton Co.	97,700	4,931,896
Nabors Industries Ltd.	288,100	8,827,384	*
Total Energy Equipment & Services		13,759,280
Oil, Gas & Consumable Fuels — 3.6%
CONSOL Energy Inc.	170,900	9,243,981
Total Energy		23,003,261
Financials — 10.6%
Capital Markets — 5.0%
BlackRock Inc.	38,600	7,563,284
Charles Schwab Corp.	288,100	5,275,111
Total Capital Markets		12,838,395
Commercial Banks — 2.6%
Wells Fargo & Co.	231,900	6,750,609
Consumer Finance — 3.0%
American Express Co.	156,300	7,671,204
Total Financials		27,260,208
Health Care — 13.4%
Biotechnology — 4.0%
Celgene Corp.	146,500	8,625,920	*
Myriad Genetics Inc.	74,500	1,597,280	*
Total Biotechnology		10,223,200

See Notes to Financial Statements.

6	Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Capital Management Growth Trust, Inc.

Security	Shares	Value
Health Care Equipment & Supplies — 3.2%
Medtronic Inc.	194,300	$8,112,025
Pharmaceuticals — 6.2%
Abbott Laboratories	151,400	7,878,856
Johnson & Johnson	123,000	8,083,560
Total Pharmaceuticals		15,962,416
Total Health Care		34,297,641
Industrials — 10.1%
Aerospace & Defense — 1.9%
Goodrich Corp.	53,700	4,745,469
Construction & Engineering — 2.3%
Quanta Services Inc.	273,400	5,927,312	*
Industrial Conglomerates — 5.9%
3M Co.	75,200	7,310,192
United Technologies Corp.	87,900	7,874,082
Total Industrial Conglomerates		15,184,274
Total Industrials		25,857,055
Information Technology — 35.1%
Communications Equipment — 7.2%
Cisco Systems Inc.	625,000	10,975,000
QUALCOMM Inc.	131,800	7,491,512
Total Communications Equipment		18,466,512
Computers & Peripherals — 6.9%
Apple Inc.	24,400	8,496,812	*
EMC Corp.	322,300	9,133,982	*
Total Computers & Peripherals		17,630,794
Internet Software & Services — 4.7%
eBay Inc.	239,300	8,231,920	*
Rackspace Hosting Inc.	80,100	3,699,819	*
Total Internet Software & Services		11,931,739
Semiconductors & Semiconductor Equipment — 2.2%
Texas Instruments Inc.	161,100	5,723,883
Software — 14.1%
Adobe Systems Inc.	339,400	11,386,870	*
Autodesk Inc.	107,400	4,830,852	*
Microsoft Corp.	434,600	11,308,292
Nuance Communications Inc.	283,200	5,862,240	*
Red Hat Inc.	58,600	2,781,742	*
Total Software		36,169,996
Total Information Technology		89,922,924

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report	7

Legg Mason Capital Management Growth Trust, Inc.

Security	Shares	Value
Materials — 3.9%
Chemicals — 3.9%
Monsanto Co.	78,100	$5,313,924
Nalco Holding Co.	166,000	4,848,860
Total Materials		10,162,784
Total Investments — 99.5% (Cost — $193,192,016#)		255,017,242
Other Assets in Excess of Liabilities — 0.5%		1,381,309
Total Net Assets — 100.0%		$256,398,551

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

8	Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2011

Assets:
Investments, at value (Cost — $193,192,016)	$255,017,242
Receivable for securities sold	5,996,906
Dividends receivable	228,418
Receivable for Fund shares sold	151,591
Total Assets	261,394,157

Liabilities:
Due to custodian	3,622,715
Payable for Fund shares repurchased	911,311
Distribution fees payable	154,949
Investment management fee payable	140,017
Accrued expenses	166,614
Total Liabilities	4,995,606
Total Net Assets	$256,398,551

Net Assets:
Par value (Note 6)	$11,354
Paid-in capital in excess of par value	599,606,907
Accumulated net investment loss	(308,071)
Accumulated net realized loss on investments	(404,736,865)
Net unrealized appreciation on investments	61,825,226
Total Net Assets	$256,398,551

Shares Outstanding:
ClassA	595,569
ClassC	7,973,817
ClassR	68,739
ClassFI	1,597,430
ClassI	1,118,109

Net Asset Value:
ClassA (and redemption price)	$22.57
ClassC*	$22.19
ClassR (and redemption price)	$23.22
ClassFI (and redemption price)	$23.50
ClassI (and redemption price)	$24.02
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$23.95

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended April 30, 2011

Investment Income:
Dividends	$1,959,417
Interest	178
Total Investment Income	1,959,595

Expenses:
Distribution fees (Notes 2 and 5)	967,618
Investment management fee (Note 2)	910,696
Transfer agent fees (Note 5)	154,857
Directors’ fees	41,185
Registration fees	37,830
Shareholder reports	22,584
Custody fees	21,966
Legal fees	13,467
Audit and tax	12,685
Miscellaneous expenses	14,591
Total Expenses	2,197,479
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(60,404)
Net Expenses	2,137,075
Net Investment Loss	(177,480)

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	19,864,237
Change in Net Unrealized Appreciation (Depreciation) from Investments	13,822,051
Net Gain on Investments	33,686,288
Increase in Net Assets From Operations	$33,508,808

See Notes to Financial Statements.

10	Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2011 (unaudited) and the Year Ended October 31, 2010	2011	2010

Operations:
Net investment loss	$(177,480)	$(636,044)
Net realized gain	19,864,237	41,877,108
Change in net unrealized appreciation (depreciation)	13,822,051	1,379,930
Increase in Net Assets From Operations	33,508,808	42,620,994

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	12,956,947	23,238,937
Cost of shares repurchased	(51,818,949)	(101,555,697)
Decrease in Net Assets From Fund Share Transactions	(38,862,002)	(78,316,760)
Decrease in Net Assets	(5,353,194)	(35,695,766)

Net Assets:
Beginning of period	261,751,745	297,447,511
End of period*	$256,398,551	$261,751,745
* Includes accumulated net investment loss of:	$(308,071)	$(130,591)

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report	11

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009[3]

Net asset value, beginning of period	$19.81	$16.97	$12.24

Income from operations:
Net investment income	0.04	0.05	0.03
Net realized and unrealized gain	2.72	2.79	4.70
Total income from operations	2.76	2.84	4.73

Net asset value, end of period	$22.57	$19.81	$16.97
Total return[4]	13.93%	16.74%	38.64%

Net assets, end of period (000s)	$13,445	$12,630	$11,910

Ratios to average net assets:
Gross expenses	1.21%[5]	1.20%	1.16%[5]
Net expenses[6,7,8]	1.15 [5]	1.15	1.13 [5]
Net investment income	0.35 [5]	0.27	0.30 [5]

Portfolio turnover rate	32%	71%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period February 3, 2009 (commencement of operations) to October 31, 2009.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

12	Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011[2,3]	2010[2]	2009[2,4]	2008[2,5]	2007[2,5]	2006[2,5]	2005[5]

Net asset value, beginning of period	$19.54	$16.88	$12.85	$32.48	$30.78	$30.59	$30.15

Income (loss) from operations:
Net investment loss	(0.04)	(0.09)	(0.05)	(0.16)	(0.30)	(0.25)	(0.27)
Net realized and unrealized gain (loss)	2.69	2.75	4.08	(19.47)	4.59	0.44	0.97
Total income (loss) from operations	2.65	2.66	4.03	(19.63)	4.29	0.19	0.70

Less distributions from:
Net realized gains	—	—	—	—	(2.59)	—	(0.26)
Total distributions	—	—	—	—	(2.59)	—	(0.26)

Net asset value, end of period	$22.19	$19.54	$16.88	$12.85	$32.48	$30.78	$30.59
Total return[6]	13.56%	15.76%	31.36%	(60.44)%	14.00%	0.62%	2.33%

Net assets, end of period (000s)	$176,958	$183,178	$204,588	$204,523	$685,972	$576,549	$458,567

Ratios to average net assets:
Gross expenses	1.96%[7]	1.93%	1.88%[7]	1.84%	1.84%	1.86%	1.87%
Net expenses[8,9,10]	1.90 [7]	1.90	1.88 [7]	1.84	1.84	1.86	1.87
Net investment loss	(0.39) [7]	(0.49)	(0.47) [7]	(0.67)	(0.90)	(0.87)	(1.08)

Portfolio turnover rate	32%	71%	36%	104%	62%	31%	20%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2011 (unaudited).

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the year ended December 31.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report	13

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2011[2]	2010	2009[3]		2008[4]	2007[4]	2006[5]

Net asset value, beginning of period	$20.40	$17.52	$13.29		$33.43	$31.49	$31.62

Income (loss) from operations:
Net investment income (loss)	0.01	0.01	0.00	[6]	(0.03)	(0.15)	0.00	[6]
Net realized and unrealized gain (loss)	2.81	2.87	4.23		(20.11)	4.68	(0.13)
Total income (loss) from operations	2.82	2.88	4.23		(20.14)	4.53	(0.13)

Less distributions from:
Net realized gains	—	—	—		—	(2.59)	—
Total distributions	—	—	—		—	(2.59)	—

Net asset value, end of period	$23.22	$20.40	$17.52		$13.29	$33.43	$31.49
Total return[7]	13.82%	16.44%	31.83%		(60.25)%	14.45%	(0.41)%

Net assets, end of period (000s)	$1,596	$1,071	$963		$893	$512	$10

Ratios to average net assets:
Gross expenses	1.65%[8]	1.73%	1.64%[8]		1.70%	6.56%	1.28%[8]
Net expenses[9,10,11]	1.40 [8]	1.40	1.39	[8]	1.40	1.40	1.28	[8]
Net investment income (loss)	0.11 [8]	0.03	0.02	[8]	(0.12)	(0.45)	(1.14)	[8]

Portfolio turnover rate	32%	71%	36%		104%	62%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	For the period ended December 28, 2006 (commencement of operations) to December 31, 2006.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation rrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2011[2,3]	2010[2]	2009[2,4]	2008[2,5]	2007[2,5]	2006[2,5]	2005[5]

Net asset value, beginning of period	$ 20.62	$ 17.67	$ 13.37	$ 33.54	$ 31.48	$ 31.06	$ 30.38

Income (loss) from operations:
Net investment income (loss)	0.04	0.05	0.04	0.01	(0.05)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	2.84	2.90	4.26	(20.18)	4.70	0.46	1.01
Total income (loss) from operations	2.88	2.95	4.30	(20.17)	4.65	0.42	0.94

Less distributions from:
Net realized gains	—	—	—	—	(2.59)	—	(0.26)
Total distributions	—	—	—	—	(2.59)	—	(0.26)

Net asset value, end of period	$23.50	$20.62	$17.67	$13.37	$33.54	$31.48	$31.06
Total return[6]	13.97%	16.69%	32.16%	(60.14)%	14.84%	1.35%	3.10%

Net assets, end of period (000s)	$37,545	$36,010	$41,567	$106,362	$339,532	$240,778	$155,266

Ratios to average net assets:
Gross expenses	1.17%[7]	1.24%	1.08%[7]	1.12%	1.09%	1.13%	1.16%
Net expenses[8,9,10]	1.15 [7]	1.14	1.08 [7]	1.12	1.09	1.13	1.15
Net investment income (loss)	0.36 [7]	0.27	0.34 [7]	0.05	(0.15)	(0.14)	(0.39)

Portfolio turnover rate	32%	71%	36%	104%	62%	31%	20%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2011 (unaudited).

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report	15

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2011[2,3]	2010[2]	2009[2,4]	2008[2,5]	2007[2,5]	2006[2,5]	2005[5]

Net asset value, beginning of period	$21.05	$17.98	$13.57	$33.94	$31.73	$31.20	$30.42

Income (loss) from operations:
Net investment income	0.07	0.10	0.07	0.09	0.06	0.06	—
Net realized and unrealized gain (loss)	2.90	2.97	4.34	(20.46)	4.74	0.47	1.04
Total income (loss) from operations	2.97	3.07	4.41	(20.37)	4.80	0.53	1.04

Less distributions from:
Net realized gains	—	—	—	—	(2.59)	—	(0.26)
Total distributions	—	—	—	—	(2.59)	—	(0.26)

Net asset value, end of period	$24.02	$21.05	$17.98	$13.57	$33.94	$31.73	$31.20
Total return[6]	14.11%	17.07%	32.50%	(60.02)%	15.20%	1.70%	3.42%

Net assets, end of period (000s)	$26,855	$28,863	$38,420	$41,104	$228,164	$183,007	$117,343

Ratios to average net assets:
Gross expenses	0.89%[7]	0.85%	0.80%[7]	0.79%	0.77%	0.80%	0.83%
Net expenses[8,9]	0.89 [7,10]	0.85	0.80 [7]	0.79	0.77	0.80	0.83
Net investment income (loss)	0.61 [7]	0.53	0.61 [7]	0.36	0.17	0.19	(0.02)

Portfolio turnover rate	32%	71%	36%	104%	62%	31%	20%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2011 (unaudited).

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Capital Management Growth Trust, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, non-diversified investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid price provided by an independent pricing service, that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report	17

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$255,017,242	—	—	$255,017,242

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

18	Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Commission recapture. The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the six months ended April 30, 2011, the Fund did not receive any commission rebates.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, LLC, formerly Legg Mason Capital Management, Inc., (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate

Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report	19

of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly-owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and LMCM, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C, R, FI and I shares did not exceed 1.15%, 1.90%, 1.40%, 1.15% and 0.90%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

During the six months ended April 30, 2011, fees waived and/or expenses reimbursed amounted to $60,404.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at April 30, 2011, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMCM as follows:

	Class A	Class C	Class R	Class FI	Class I
Expires October 31, 2013	$5,939	$48,204	$2,223	$35,062	—
Expires October 31, 2014	3,867	51,225	1,615	3,687	$10
Total fee waivers/expense reimbursements subject to recapture	$9,806	$99,429	$3,838	$38,749	$10

During the six months ended April 30, 2011, LMCM did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of other shares of funds sold by LMIS, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2011, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class C
CDSCs	$0	*	$4,000

*	Amount represents less than $1,000.

20	Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating Director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$81,988,059
Sales	122,256,104

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$62,635,324
Gross unrealized depreciation	(810,098)
Net unrealized appreciation	$61,825,226

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class R and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plans for Class R and Class FI of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Class FI, respectively.

Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report	21

For the six months ended April 30, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$16,597	$8,725
Class C	903,420	117,843
Class R	3,296	2,090
Class FI	44,305	16,714
Class I	—	9,485
Total	$967,618	$154,857

For the six months ended April 30, 2011, fee waivers and/or expense reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$3,867
Class C	51,225
Class R	1,615
Class FI	3,687
Class I	10
Total	$60,404

6. Fund share transactions

At April 30, 2011, there were 100,000,000 shares authorized at $0.001 par value for each of the Class A, Class C, Class FI and Class I and 500,000,000 shares authorized at $0.001 par value for Class R shares of the Fund.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	57,398	$1,203,932	51,820	$956,810
Shares repurchased	(99,482)	(2,134,317)	(115,805)	(2,146,713)
Net decrease	(42,084)	$(930,385)	(63,985)	$(1,189,903)

Class C
Shares sold	169,455	$3,527,093	468,042	$8,556,194
Shares repurchased	(1,568,248)	(32,852,918)	(3,218,980)	(58,514,371)
Net decrease	(1,398,793)	$(29,325,825)	(2,750,938)	$(49,958,177)

Class R
Shares sold	17,641	$393,067	8,415	$155,389
Shares repurchased	(1,399)	(31,278)	(10,863)	(209,414)
Net increase (decrease)	16,242	$361,789	(2,448)	$(54,025)

22	Legg Mason Capital Management Growth Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended April 30, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount

Class FI
Shares sold	159,315	$3,570,288	363,806	$6,918,545
Shares repurchased	(308,127)	(6,658,928)	(969,828)	(18,525,779)
Net decrease	(148,812)	$(3,088,640)	(606,022)	$(11,607,234)

Class I
Shares sold	187,850	$4,262,567	340,071	$6,651,999
Shares repurchased	(441,159)	(10,141,508)	(1,105,460)	(22,159,420)
Net decrease	(253,309)	$(5,878,941)	(765,389)	$(15,507,421)

7. Capital loss carryforward

As of October 31, 2010, the Fund had a net capital loss carryforward of approximately $422,637,789, of which $251,933,299 expires in 2016 and $170,704,490 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the six months ended April 30, 2011.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

Legg Mason Capital Management Growth Trust, Inc.	23

Board approval of investment advisory and management agreement (unaudited)

At its November 2010 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the investment advisory and management agreement (the “Agreement”) with Legg Mason Capital Management, LLC (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 13, 2010, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Agreement. At such October meeting the Independent Directors received presentations from the Adviser, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Directors further discussed renewal of the Agreement in executive session held on November 17, 2010.

In voting to approve continuance of the Agreement, the Board, including the Independent Directors, considered whether continuance of the Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreement.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by an affiliate of the Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Adviser. The Board’s evaluation of the services provided by the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management by the Adviser.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and the Adviser’s affiliates, the financial resources available through the Adviser’s parent organization, Legg Mason, Inc.

The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a

24	Legg Mason Capital Management Growth Trust, Inc.

Board approval of investment advisory and management agreement (unaudited) (cont’d)

description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that the Fund’s underperformance during the longer term periods of 3 and 5 years ended June 30, 2010 resulted in fifth quintile performance rankings and noted more recent favorable performance, which resulted in a first quintile ranking for the one-year ended June 30, 2010 and long-term favorable performance, which resulted in a second quintile ranking for the ten-year period. The Board also concluded that the Adviser has capable personnel and adequate resources and that the Adviser was employing an investment methodology that appeared to be fundamentally sound. The Board noted that the Adviser’s investment style is relatively more volatile and was disproportionately negatively impacted by the extreme market and credit conditions in 2008 and 2009. The Board further considered the Adviser’s commitment to, and past history of, continual improvement and enhancement of its investment process, including steps recently taken by the Adviser to improve performance and risk awareness. As a result, the Board concluded that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Adviser in light of the nature, extent and quality of the services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees foregone and expense reimbursements by the Adviser which partially reduced the management fee paid to the Adviser) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Adviser charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Adviser, which, among other things, set out the range of fees based on asset classes. In addition, the Adviser provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Legg Mason Capital Management Growth Trust, Inc.	25

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (second and third quintiles, respectively) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2010, which corresponds to Legg Mason’s most recently completed fiscal year. The Directors considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Adviser’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of the Agreement is in the best interest of the Fund.

Legg Mason Capital Management

Growth Trust, Inc.

Directors

Mark R. Fetting

Chairman

R. Jay Gerken, CFA

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Growth Trust, Inc.

Legg Mason Capital Management Growth Trust, Inc.

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Growth Trust, Inc. This report is not authorized for distribution to prospective investors in the Legg Mason Capital Management Growth Trust, Inc. unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013673 6/11 SR11-1398

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Capital Management Growth Trust, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Legg Mason Capital Management Growth Trust, Inc.

Date: June 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Legg Mason Capital Management Growth Trust, Inc.

Date: June 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Capital Management Growth Trust, Inc.

Date: June 23, 2011